UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 21, 2010
ANTHERA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34637	20-1852016

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California	94545

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 856-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On April 21, 2010, as part of its annual review of compensation, the Board of Directors (the “Board”) of Anthera Pharmaceuticals, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board, approved annual base salary adjustments for Company employees, including certain of the Company’s named executive officers, which are effective on May 1, 2010. The adjusted base salaries for such named executive officers are as follows:

		Annual Base Salary
Named Executive Officer	Current Annual Base Salary	effective May 1, 2010

Paul F. Truex, President and Chief Executive Officer	$300,000	$425,000
Christopher P. Lowe, Chief Financial Officer and Vice President of Administration	$250,000	$300,000
James E. Pennington, M.D., Executive Vice President and Chief Medical Officer	$290,000	$290,000
Colin Hislop, M.D., Senior Vice President, Cardiovascular Products	$270,000	$320,000
Debra Odink, Ph.D., Vice President, Pharmaceutical Research and Development	$200,000	$225,000
Stephen Lau, Vice President, Corporate and Business Development	$200,000	$210,000

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2010	Anthera Pharmaceuticals, Inc.
	By:	/s/ Christopher P. Lowe
Christopher P. Lowe
Chief Financial Officer and Vice President of Administration

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